VAN KAMPEN FOCUS PORTFOLIOS, SERIES 198
               MORGAN STANLEY MULTINATIONAL INDEX TRUST, SERIES 2A
                            SOFTWARE TRUST, SERIES 2A

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the Series A Mandatory Termination Date is March 16, 2001. Due to a typographical error the date shown in the prospectus is incorrect.

Dated: March 16, 2000